EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In connection with the Quarterly Report of China Green Material Technologies Inc. on Form 10-Q for the period ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Zhonghao Su, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of us.

Date: May 16, 2008	/s/ Zhonghao Su Zhonghao Su, Chief Executive Officer